1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Schedule of earnings per share
Years Ended December 31,	2019	2018

Net income, as reported	$8,824,446	$8,397,532
Less: dividends to preferred shareholders	87,500	103,125
Net income available to common shareholders	$8,736,946	$8,294,407
Weighted average number of common shares
used in calculating earnings per share	5,204,768	5,139,297
Earnings per common share	$1.68	$1.61